Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/06/04  	Credit Suisse First Boston USA, Inc.

Shares            Price         Amount
405,000  	  $99.61        $403,429
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.04%	            1.14%

Broker
First Boston Brokerage

Underwriters of Credit Suisse First Boston USA, Inc.

Underwriters     	                Principal Amount
Credit Suisse First Boston		$890,000,000
Banc of America Securities LLC		  10,000,000
Banc One Capital Markets, Inc.		  10,000,000
Comerica Securities, Inc.		  10,000,000
Danske Markets, Inc.			  10,000,000
HSBC Securities (USA), Inc.		  10,000,000
J.P. Morgan Securities, Inc.		  10,000,000
McDonald Investments, Inc.		  10,000,000
Mellon Financial Markets, LLC      	  10,000,000
Piper Jaffray & Co.			  10,000,000
Wells Fargo Brokerage Services, LLC	  10,000,000
Trilon International, Inc.                 5,000,000
The Williams Capital Group, L.P.           5,000,000
Total                                 $1,000,000,000


Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date       Issue
01/07/04   Southern California Edison Co. Ser. 2004A

Shares            Price         Amount
85,000  	  $99.84 	$84,867

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	 0.03%	            0.80%

Broker
Salomon Brothers, Inc.

Underwriters of Southern California Edison Co.

Underwriters          	                Principal Amount
Citigroup Global Markets, Inc.		$69,900,000
J.P. Morgan Securities, Inc.		 69,900,000
Lehman Brothers, Inc.			 69,900,000
Barclays Capital, Inc.			 15,900,000
Credit Suisse First Boston LLC		 15,900,000
Mellon Financial Markets, LLC		 15,900,000
Wedbush Morgan Securities, Inc.          15,900,000
Wells Fargo Broderage Services, LLC      15,900,000
Banc Once Capital Markets, Inc.           3,600,000
Deutsche Bank Securities, Inc.		  3,600,000
Scotia Capital (USA), Inc.                3,600,000
Total				       $300,000,000


Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/04  	Southern California Edison Co. Ser. 2004B

Shares            Price         Amount
50,000  	  $99.34	$49,670

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A 	 0.01%	           0.27%

Broker
Salomon Brothers, Inc.

Underwriters of Southern California Edison Co.

Underwriters          	                Principal Amount
Citigroup Global Markets, Inc.		$122,325,000
J.P. Morgan Securities, Inc.		 122,325,000
Lehman Brothers, Inc.			 122,325,000
Barclays Capital, Inc.			  27,825,000
Credit Suisse First Boston LLC		  27,825,000
Mellon Financial Markets, LLC		  27,825,000
Wedbush Morgan Securities, Inc.           27,825,000
Wells Fargo Broderage Services, LLC       27,825,000
Banc Once Capital Markets, Inc.            6,300,000
Deutsche Bank Securities, Inc.		   6,300,000
Scotia Capital (USA), Inc.                 6,300,000
Total				        $525,000,000


Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/21/04  	Allied Waste North America, Inc.

Shares            Price         Amount
290,000  	  $100.00       $290,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.63       N/A 	 0.07%	            0.95%

Broker
Salomon Brothers, Inc.

Underwriters of Allied Waste North America, Inc.

Underwriters     	                  Principal Amount
Citigroup                		  $113,687,000.50
J.P. Morgan Securities, Inc.                92,437,000.50
UBS                                         92,437,000.50
Credit Suisse First Boston Corp.            34,000,000.00
Deutsche Bank Securities, Inc.              34,000,000.00
Banc One Capital Markets                    11,687,000.50
BNP Paribas                                 11,687,000.50
Credit Lyonnnais Securities                 11,687,000.50
Fleet Securities                            11,687,000.50
Scotia Capital, Inc.                        11,687,000.50
Total                                     $425,000,000.00

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/04  	Woori Bank Lower Tier II

Shares            Price         Amount
405,000  	  $99.72        $403,878
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45      N/A 	        0.10%	            1.90%

Broker
Merrill Lynch & Co.

Underwriters of Woori Bank

Underwriters*     	                    Principal Amount*

Total				             $400,000,000

*Principal amount of underwriters were not available at time of filing.


Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/04  	General Motors Acceptance Corp.

Shares            Price         Amount
125,000  	  $100.00       $125,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.10	    N/A 	0.01%	           0.56%

Broker
Bear Stearns Securities Corp.

Underwriters of General Motors Acceptance Corp.

Underwriters     	              Principal Amount
Banc of America Securities LLC	      $200,000,000
Barclays Capital                       150,000,000
Bear Stearns & Co., Inc.               150,000,000
Citigroup                              200,000,000
Deutsche Bank Securities, Inc.         150,000,000
JP Morgan                              175,000,000
Lehman Brothers                        200,000,000
Morgan Stanley                         155,000,000
UBS                                    120,000,000
Total				    $1,500,000,000


Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/04  	Goldman Sachs Group Capital I

Shares            Price         Amount
200,000	          $100.00       $200,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A 	 0.01%	            0.18%

Broker
Goldman Sachs & co.

Underwriters of Goldman Sachs Group Capital I

Underwriters                       Principal Amount
Goldman Sachs & Co.                $2,337,500,000
ABN AMRO, Inc.                         27,500,000
Blaylock & Partners, L.P.	       27,500,000
BNP Paribas Securities Corp.           27,500,000
Commerzbank Aktiengesellschaft         27,500,000
Credit Lyonnais Securities, Inc.       27,500,000
Daiwa Securities SMBC Europe LTD.      27,500,000
Deutsche Bank Securities, Inc.         27,500,000
HSBC Securities, Inc.                  27,500,000
ING Financial Markets LLC              27,500,000
J.P. Morgan Securities, Inc.           27,500,000
Mellon Financial Markets, LLC          27,500,000
Suntrust Capital Markets, Inc.         27,500,000
Utendahl Capital Parrtners, L.P.       27,500,000
Wachovia Capital Markets, LLC          27,500,000
Wells Fargo Brokerage Services, LLC    27,500,000
Toal                               $2,750,000,000



Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/10/04  	Assurant, Inc.

Shares            Price         Amount
145,000	          $99.89        $144,836
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A        	0.03%	            0.72%

Broker
Citigroup Global Markets

Underwriters of Assurant, Inc.

Underwriters                       Principal Amount
Banc One Capital Markets           $180,000,000
Citigroup                           180,000,000
Morgan Stanley                      105,000,000
J.P. Morgan Securities, Inc.         35,000,000
Total                              $500,000,000



Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/17/04  	Rogers Wireless, Inc.

Shares            Price         Amount
225,000	          $100.00       $225,000
                                         % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A     	 0.03%	            0.45%

Brokers
Citigroup Global Markets

Underwriters of Rogers Wireless, Inc.

Underwriters          	               Principal Amount
Citigroup                 	       $300,000,000
CIBC World Markets			 37,500,000
Harris Nesbitt				 22,500,000
J.P. Morgan Securities, Inc. 		142,500,000
Morgan Stanley				 75,000,000
RBC Dain Rauscher 			 37,500,000
Scotia Cap[ital, Inc.			 75,000,000
SG Cown Securities Corp.  		 11,250,000
TD Securities				 37,500,000
Tokyo-Mitsubishi Securities Co. LTD	 11,250,000
Total                                  $750,000,000


Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/16/04  	Liberty Mutual Group, Inc.

Shares            Price         Amount
275,000  	  $99.26        $272,968
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65      N/A 		 0.06%	            1.37%

Broker
Citigroup Global Markets


Underwriters of Liberty Mutual Group, Inc.

Underwriters*     	              Principal Amount*
Total				      $500,000,000

*Principal amount of underwriters were not available at time of filing.



Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/19/04	Skandinaviska Enskilda Banken AB

Shares            Price         Amount
210,000  	  $100.00       $210,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60      N/A 		 0.04%	            1.05%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Skandinaviska Enskilda Banken AB

Underwriters*     	              Principal Amount*
Total				      $500,000,000

*Principal amount of underwriters were not available at time of filing.




Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/07/04	Allied Waste North America

Shares            Price         Amount
20,000  	  $100.00       $20,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.63       N/A 	0.01%	            0.21%

Broker
SBC Warburg, Inc.

Underwriters of Allied Waste North America

Underwriters*     	              Principal Amount*
Total				      $400,000,000

*Principal amount of underwriters were not available at time of filing.


Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.

Shares            Price         Amount
130,000  	  $99.75        $129,672
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.03%	            0.58%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	              Principal Amount*
Total				      $500,000,000

*Principal amount of underwriters were not available at time of filing.



Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.

Shares            Price         Amount
100,000  	  $99.69        $99,687
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.04%	            0.45%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	              Principal Amount*
Total				      $250,000,000

*Principal amount of underwriters were not available at time of filing.



Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/19/04	DiamlerChrysler North American Holding Corp.

Shares            Price         Amount
250,000  	  $100.00       $250,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.18       N/A 	0.03%	            4.10%

Broker
Deutsche Morgan Grenfell

Underwriters of DiamlerChrysler North American Holding Corp.

Underwriters*     	              Principal Amount*
Total				      $750,000,000

*Principal amount of underwriters were not available at time of filing.



Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/02/04	ACE INA Holdings, Inc.

Shares            Price         Amount
130,000  	  $99.89       $129,852

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.03%	            0.08%

Broker
Citigroup Capital Markets

Underwriters of ACE INA Holdings, Inc.

Underwriters     	                Principal Amount
Citigroup Global Markets, Inc.		$150,000,000
J.P. Morgan Securities, Inc.		 150,000,000
Barclays Capital, Inc.                    33,333,000
Deutsche Bank Securities, Inc.            33,333,000
Wachovia Capital Markets, LLC             33,333,000
ABN AMRO, Inc.                            15,000,000
Credit Lyonnais Securities, Inc.	  15,000,000
Lazard Freres & Co. LLC   	    	  15,000,000
RBC Capital Markets Corp.		  15.000.000
BNP Paribas Securities Corp. 		   6,667,000
Comerica Securities, Inc.		   6,667,000
HSBC Securities, Inc.			   6,667,000
ING Financial Markets LLC		   6,667,000
Scotia Capital, Inc.                       6,667,000
The Royal Bank of Scotland PLC.            6,667,000
Total					$500,000,000



Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/07/04	Danske Bank A/S

Shares            Price         Amount
230,000  	  $100.00       $230,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	0.03%	            0.75%

Broker
SBC Warburg, Inc.

Underwriters of Danske Bank A/S

Underwriters*     	              Principal Amount*
Total				      $750,000,000

*Principal amount of underwriters were not available at time of filing.

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/15/04	Penn Mutual Life Insurance co.

Shares            Price         Amount
115,000  	  $98.37       $113,126

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A 	0.06%	            1.39%

Broker
Goldman Sachs & Co.

Underwriters of Penn Mutual Life Insurance Co.

Underwriters*     	              Principal Amount*
Total				      $200,000,000

*Principal amount of underwriters were not available at time of filing.


Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/25/04	Kerr-McGee Corp.

Shares            Price         Amount
115,000  	  $99.22        $114,105

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A 	0.02%	            0.43%

Broker
Lehman Brothers, Inc.

Underwriters of Kerr-McGee Corp.

Underwriters     	                Principal Amount
Lehman Brothers, Inc.		        $195,000,000
J.P. Morgan Securities, Inc.		 195,000,000
ABN AMRO, Inc.				  40,625,000
Banc of America Securities LLC		  40,625,000
Citigroup Global Markets, Inc.            40,625,000
Greenwich Capital Markets, Inc.           40,625,000
Barclays Capital, Inc.			  24,375,000
BNY Capital Markets, Inc.                 24,375,000
Scotia Capital, Inc.                      24,375,000
Wachovia Capital Markets, LLC             24,375,000
Total                                    650,000,000